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Exhibit 77Q1 - Additional Items

Because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 15, the registrant has included the complete list of foreign sub-custodians below.

Item 15

CUSTODIAN: State Street Bank & Trust Co.
Country                                 Subcustodian Name                                   City
Argentina                               Citibank N.A.                                       Buenos Aires
Australia                               The Hongkong and Shanghai Banking Corporation Ltd.  Sydney
Australia                               Citigroup Pty. Limited                              Melbourne
Austria                                 UniCredit Bank Austria AG                           Vienna
Bahrain                                 HSBC Bank Middle East Limited                       Kingdom of Bahrain
Bangladesh                              Standard Chartered Bank                             Dhaka 1000 Bangladesh
Belgium                                 Deutsche Bank AG Netherlands                        Amsterdam
Benin                                   Societe Generale de Banques en Cote dIvoire         Abidjan Ivory Coast
Bermuda                                 Bank of Bermuda Limited                             Hamilton
Botswana                                Barclays Bank of Botswana Ltd.                      Gaborone
Brazil                                  Citibank N.A.                                       Sao Paulo
Bulgaria                                ING Bank N.V.                                       Sofia
Bulgaria                                *UniCredit Bulbank AD                               Sofia
Burkina Faso                            Societe Generale de Banques en Cote dIvoire         Abidjan Ivory Coast
Canada                                  State Street Trust Company Canada                   Toronto
Canada                                  *RBC Dexia Investor Services Limited                Toronto
Cayman Islands                          Close Trustees (Cayman) Limited                     Grand Cayman
Chile                                   Banco Itau Chile                                    Santiago
Chile                                   *Citibank N.A.                                      Santiago
Peoples Republic of China (Shanghai)    HSBC Bank (China) Company Limited Shanghai          Pudong
Peoples Republic of China (Shenzhen)    HSBC Bank (China) Company Limited Shenzhen          Shenzhen
Peoples Republic of China (Shenzhen)    *Standard Chartered Bank (China) Limited Shanghai ShPudong
Colombia                                Cititrust Colombia S.A.                             Bogota Colombia
Costa Rica                              Banco BCT S.A.                                      San Jose
Croatia                                 Privredna banka Zagreb d.d.                         Zagreb
Croatia                                 *Zagrebacka Banka d.d.                              Zagreb
Cyprus                                  BNP Paribas Securities Services S.A.                Athens
Czech Republic                          Ceskoslovenska obchodni banka a.s.                  Prague
Czech Republic                          *UniCredit Bank Czech Republic a. s.                Praha
Denmark                                 Skandinaviska Enskilda Banken AB                    Copenhagen
Ecuador                                 Banco de la Produccion S.A. PRODUBANCO              Quito
Egypt                                   HSBC Bank Egypt S.A.E.                              Cairo
Egypt                                   *Citibank N.A.                                      Cairo
Estonia                                 AS SEB Pank                                         Tallinn
Finland                                 Skandinaviska Enskilda Banken AB                    Stockholm
France                                  Deutsche Bank A.G.                                  Amsterdam
Germany                                 Deutsche Bank AG                                    Eschborn
Ghana                                   Barclays Bank of Ghana Ltd                          Accra
Greece                                  National Bank of Greece S.A.                        Athens
Greece                                  *BNP Paribas Securities Services S.A.               Athens
Guinea-Bissau                           Societe Generale de Banques en Cote dIvoire         Abidjan Ivory Coast
Hong Kong                               Standard Chartered Bank (Hong Kong) Ltd             Kwun Tong Hong Kong
Hungary                                 UniCredit Bank Hungary Zrt.                         Budapest
Iceland                                 New Kaupthing Banki hf.                             Reykjavik
India                                   Deutsche Bank AG                                    Fort Mumbai
India                                   The Hongkong and Shanghai Banking Corporation LimiteMumbai
India                                   *Standard Chartered Bank                            Fort Mumbai
Indonesia                               Deutsche Bank AG                                    Jakarta
Indonesia                               *Standard Chartered Bank Indonesia                  Jakarta
Ireland                                 Bank of Ireland                                     Dublin
Ireland                                 *HSBC Bank Plc.                                     London
Israel                                  Bank Hapoalim B.M.                                  Tel Aviv
Italy                                   Deutsche Bank S.p.A. Milan                          Milan
Ivory Coast                             Societe Generale de Banques en Cote dIvoire         Abidjan Ivory Coast
Jamaica                                 Bank of Nova Scotia Jamaica Ltd                     Kingston
Japan                                   Mizuho Corporate Bank Ltd.                          Tokyo
Japan                                   Sumitomo Mitsui Banking Corporation                 Tokyo
Japan                                   *Standard Chartered Bank (Japan) Limited            Tokyo
Jordan                                  HSBC Bank Middle East Limited                       Western Amman
Kazakhstan                              SB HSBC Bank Kazakhstan JSC                         Almaty
Kenya                                   Barclays Bank of Kenya Limited                      Nairobi
Republic of Korea                       Deutsche Bank AG                                    Seoul
Republic of Korea                       The Hongkong and Shanghai Banking Corporation LimiteBongrae Dong Chung Ku
Republic of Korea                       *Standard Chartered First Bank Korea Limited (SC FirSeoul
Kuwait                                  HSBC Bank Middle East Limited                       Safat
Latvia                                  AS SEB Banka                                        Riga raj
Lebanon                                 HSBC Bank Middle East Limited                       Beirut
Lithuania                               AB SEB Bankas                                       Vilnius
Malaysia                                Standard Chartered Bank Malaysia Berhad             Kuala Lumpur
Mali                                    Societe Generale de Banques en Cote dIvoire         Abidjan Ivory Coast
Malta                                   The Hongkong and Shanghai Banking Corporation LimiteValletta
Mauritius                               The Hongkong and Shanghai Banking Corporation LimiteEbene
Mexico                                  Banco Nacional de Mexico S.A.                       Mexico DF
Morocco                                 Attijariwafa bank                                   Morocco
Morocco                                 *Citibank N.A.                                      Tampa
Namibia                                 Standard Bank Namibia Limited                       Windhoek
Netherlands                             Deutsche Bank AG                                    Amsterdam
New Zealand                             The Hongkong and Shanghai Banking Corporation Ltd   Auckland
Niger                                   Societe Generale de Banques en Cote dIvoire         Abidjan
Nigeria                                 Stanbic IBTC Bank Plc.                              Lagos
Norway                                  Skandinaviska Enskilda Banken AB                    Stockholm
Oman                                    HSBC Bank Middle East Limited                       Muscat
Pakistan                                Deutsche Bank AG                                    Karachi
Pakistan                                *Standard Chartered Bank (Pakistan) Limited         Karachi
Palestine                               HSBC Bank Middle East Limited                       Ramallah
Panama                                  HSBC Bank (Panama) S.A.                             Panama City
Peru                                    Citibank del Peru S.A.                              Lima
Philippines                             Standard Chartered Bank                             Manila
Poland                                  Bank Handlowy w Warszawie S.A.                      Poland
Portugal                                Banco Comercial Portugues S.A.                      Lisboa
Portugal                                *BNP Paribas Securities Services S.A.
Puerto Rico                             Citibank N.A.                                       San Juan
Qatar                                   HSBC Bank Middle East Limited                       Doha
Romania                                 ING Bank N.V.                                       Bucharest
Romania                                 *UniCredit Tiriac Bank S.A.                         Bucharest
Russia                                  ING Bank (Eurasia) ZAO                              Moscow
Russia                                  *ZAO Citibank                                       Moscow
Saudi Arabia                            Saudi British Bank Riyadh                           Riyadh
Senegal                                 Societe Generale de Banques en Cote dIvoire         Abidjan Ivory Coast
Serbia                                  UniCredit Bank Serbia JSC                           New Belgrade
Singapore                               DBS Bank Limited                                    Singapore
Singapore                               United Overseas Bank Ltd.                           Singapore
Slovak Republic                         Ceskoslovenska obchodna banka a.s.                  Bratislava
Slovak Republic                         *UniCredit Bank Slovakia a.s.                       Bratislava
Slovenia                                UniCredit Banka Slovenija d.d.                      Ljubljana
South Africa                            Nedbank Limited                                     Johannesburg
South Africa                            Standard Bank of South Africa Limited               Johannesburg
Spain                                   Deutsche Bank S.A.E.                                Barcelona Spain
Sri Lanka                               The Hongkong and Shanghai Banking Corporation LimiteColombo
Sri Lanka                               *Standard Chartered Bank                            Colombo
Swaziland                               Standard Bank Swaziland Limited                     Mbabane
Sweden                                  Skandinaviska Enskilda Banken AB                    Stockholm
Switzerland                             UBS AG                                              Zurich
Switzerland                             Credit Suisse                                       Zurich
Taiwan - R.O.C.                         Bank of Taiwan                                      Taipei
Taiwan - R.O.C.                         *Standard Chartered Bank (Taiwan) Limited           Taipei
Taiwan - R.O.C.                         HSBC Taipei                                         Taipei
Taiwan - R.O.C.                         Citibank Taipei                                     Taipei
Taiwan - R.O.C.                         Deutsche Bank                                       Taipei
Taiwan - R.O.C.                         JPMorgan Chase Bank N.A. Taiwan Branch              Taipei
Thailand                                Standard Chartered Bank (Thai) Public Company LimiteBangkok
Togo                                    Societe Generale de Banques en Cote dIvoire         Abidjan Ivory Coast
Trinidad & Tobago                       Republic Bank Limited                               Port of Spain
Tunisia                                 Banque Internationale Arabe de Tunisie              Tunis
Turkey                                  Citibank A.S.                                       Istanbul
Turkey                                  *HSBC Bank A.S.                                     Istanbul
Uganda                                  Barclays Bank of Uganda Ltd.                        Kampala
Ukraine                                 ING Bank Ukraine                                    Kiev
Ukraine                                 *UniCredit Bank T.z.o.v.                            Kiev
United Arab Emirates - ADX              HSBC Bank Middle East Limited (HSBC-BME) Abu Dhabi  Dubai
United Arab Emirates - DFM              HSBC Bank Middle East Limited                       Dubai
Dubai Intternational Financial Center - HSBC Bank Middle East Limited Dubai                 Dubai
Dubai Intternational Financial Center - *Standard Chartered Bank                            Dubai
United Kingdom                          State Street Bank and Trust Company United Kingdom bEdinburgh
United Kingdom                          *HSBC Bank Plc.                                     London
United States                           State Street Bank and Trust Company                 Boston
Uruguay                                 Banco Itau Uruguay S.A.                             Montevideo
Venezuela                               Citibank N.A.                                       Caracas
Vietnam                                 HSBC Bank (Vietnam) Ltd.                            Ho Chi Minh City
Zambia                                  Barclays Bank of Zambia Plc.                        Lusaka
Zimbabwe                                Barclays Bank of Zimbabwe Limited                   Harare
                                        *Legacy Investors Bank & Trust Company (IBT) subcustodian Network relation
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